Consolidated Statements of Financial Condition (Parenthetical) (USD $)	Dec. 31, 2011	Dec. 31, 2010
ASSETS
Held to maturity securities, fair value	$ 224,440	$ 200,206
SHAREHOLDERS' EQUITY:
Capital stock, par value (in dollars per share)	$ 1	$ 1
Capital stock, shares authorized (in shares)	150,000,000	150,000,000
Capital stock, shares issued (in shares)	98,912,423	83,166,423
Treasury stock, shares (in shares)	5,491,276	6,036,512